united states
Securities and Exchange Commission
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 31, 2019

Cadiz Inc.

(Exact Name of Registrant as Specified in its Charter)
DELAWARE	0-12114	77-0313235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
550 S. Hope Street, Suite 2850 Los Angeles, CA		90071
(Address of Principal Executive Offices)		(Zip Code)
Registrant's telephone number, including area code: (231) 271-1600
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CDZI	The NASDAQ Global Market
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 1.01     Entry into a Material Definitive Agreement

On July 31, 2019, SoCal Hemp JV LLC, a Delaware limited liability company in which the Company holds a 50% beneficial interest (the "JV"), entered into a lease agreement (the "Agreement") with the Company whereby the JV will cultivate industrial hemp on up to 9.600 acres at the Company's agricultural property in eastern San Bernardino County, California (the "Cadiz Ranch").  Under the terms of the Agreement, the JV will initially lease 1,280 acres at the Cadiz Ranch and will also hold options to lease up to 8,320 additional acres by 2022.

The Agreement will have an initial term of five years and the JV will have the option to extend the term for three successive periods of five years each.

In consideration for the lease arrangement, the JV will provide the Company an annual rental payment equal to $500 per acre of leased property, subject to periodic CPI adjustment. The Company will be required to provide the JV with infrastructure reasonably necessary for the cultivation of hemp on the leased property, and will provide a water supply at cost.

The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by the full terms and conditions of the Agreement filed as an exhibit to this Current Report on Form 8-K and which is incorporated herein by reference.

Item 8.01     Other Events

On August 1, 2019, the Company issued a press release announcing the creation of the JV.  The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

10.1 Agricultural Lease dated as of July 31, 2019 between Cadiz Real Estate LLC and SoCal Hemp JV LLC

10.2 Limited Liability Company Agreement of SoCal Hemp JV LLC

99.1 Press Release dated August 1, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CADIZ INC.

Date: August 5, 2019	By: /s/ Timothy J. Shaheen
Timothy J. Shaheen
Chief Financial Officer